Exhibit 99.1

LPL FINANCIAL CLOSES ITS ACQUISITION OF COMMONWEALTH FINANCIAL NETWORK

SAN DIEGO – Aug. 1, 2025 – LPL Financial Holdings Inc. (NASDAQ: LPLA), together with its subsidiaries, including LPL Financial LLC, announced the closing of its acquisition of Commonwealth Financial Network (“Commonwealth”), a wealth management firm supporting approximately 3,000* advisors managing $305 billion in assets.

“Advisor success is woven into every aspect of the Commonwealth business, and we’re proud to welcome an incredible community of Advisors and the talented team at Commonwealth,” said Rich Steinmeier, LPL Financial chief executive officer. “Since its founding by Joe Deitch 46 years ago, Commonwealth has created a distinctive culture that prioritizes premium service. With Commonwealth joining LPL, we’re creating the best-in-class firm for financial Advisors through customized experiences and a breadth of wealth management solutions that enable Advisors to achieve sustainable success.”

Commonwealth Chief Executive Officer Wayne Bloom now joins the LPL management committee as a managing director and retains his role as chief executive officer of Commonwealth. Bloom and the Commonwealth management team will continue to lead Commonwealth and will be responsible for maintaining their award-winning advisor experience. In July, Commonwealth was ranked #1 in Independent Advisor Satisfaction Among Financial Investment Firms by J.D. Power for the 12th consecutive year.

“This partnership is rooted in our shared commitment to provide Advisors and their clients with the highest standard of service to foster their continued success,” said Bloom. “Today, Commonwealth begins its next chapter supported by LPL’s advanced technology, robust wealth management portfolio, and expanded capital solutions, all while retaining our brand and elevating our respected service experience. We’re preserving what our Advisors value most about Commonwealth — our deeply connected culture and the personalization that enables our Advisors to deliver meaningful value to their clients.”

LPL remains on track to achieve its 90% retention target. Commonwealth will operate as a wholly-owned portfolio company through the onboarding of Commonwealth advisors to LPL’s platform, which is expected to be completed in the fourth quarter of 2026.

The acquisition was announced on March 31, 2025.

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About Commonwealth Financial Network®

Commonwealth Financial Network, Member FINRA/SIPC, a Registered Investment Adviser, provides financial advisors with holistic, integrated solutions that support business evolution, growth acceleration, and operational efficiency. J.D. Power ranks Commonwealth “#1 in Independent Advisor Satisfaction Among Financial Investment Firms, 12 Times in a Row.” Founded in 1979, the firm has headquarters in Waltham, Massachusetts and San Diego, California, and an operations hub in Blue Ash, Ohio.

About LPL Financial

LPL Financial Holdings Inc. (Nasdaq: LPLA) is among the fastest growing wealth management firms in the U.S. As a leader in the financial advisor-mediated marketplace, LPL supports over 29,000 financial advisors and the wealth management practices of approximately 1,100 financial institutions, servicing and custodying approximately $1.9 trillion in brokerage and advisory assets on behalf of approximately 7 million Americans. The firm provides a wide range of advisor affiliation models, investment solutions, fintech tools and practice management services, ensuring that advisors and institutions have the flexibility to choose the business model, services, and technology resources they need to run thriving businesses. For further information about LPL, please visit www.lpl.com.

Securities and advisory services offered through LPL Financial LLC (“LPL Financial”), a registered investment advisor and broker-dealer, member FINRA/SIPC.

Throughout this communication, the terms “financial advisors” and “advisors” are used to refer to registered representatives and/or investment advisor representatives affiliated with LPL Financial LLC. LPL Financial Holdings Inc., LPL Financial LLC and Commonwealth Financial Network are separate entities.

We routinely disclose information that may be important to shareholders in the “Investor Relations” or “Press Releases” section of our website.

*	Value approximated based on asset and holding details provided to LPL from June 30, 2025.

Forward-Looking Statements

Certain of the statements included in this release, such as those regarding LPL Financial and its potential growth, business strategy and plans, including the expected benefits of LPL Financial’s acquisition of Commonwealth, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on current expectations and beliefs concerning future developments and their potential effects upon LPL Financial, Commonwealth or both. In particular, LPL Financial can provide no assurance that the assets reported as serviced by financial advisors affiliated with Commonwealth (“Commonwealth Advisors”) will translate into assets serviced by LPL Financial, that Commonwealth Advisors will transition registration to LPL Financial, that institutions served by Commonwealth or Commonwealth Advisors (“Commonwealth Institutions”) will join LPL or that the benefits that are expected to accrue to LPL Financial, Commonwealth and their respective advisors and stockholders as a result of the transaction described herein will materialize. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, and there are certain important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements. Important factors that could cause or contribute to such differences include disruptions to the parties’ businesses as a result of the announcement of the transaction; difficulties and delays in recruiting Commonwealth Advisors or Commonwealth Institutions, or onboarding the clients or businesses of Commonwealth Advisors or Commonwealth Institutions; the inability by LPL Financial to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the transaction, which depend in part on LPL Financial’s success in onboarding assets currently served by Commonwealth Advisors; disruptions of LPL Financial’s or Commonwealth’s businesses due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with their respective financial advisors and their clients, employees, other business partners or governmental entities; the inability to implement onboarding plans and other consequences associated with acquisitions; the choice by clients of Commonwealth’s Advisors not to open brokerage and/or advisory accounts at LPL Financial or move their assets from Commonwealth to LPL Financial; unforeseen liabilities arising from the acquisition of Commonwealth; challenges replicating the Commonwealth Advisor service experience at LPL Financial; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; and the effects of competition in the financial services industry, including competitors’ success in recruiting Commonwealth’s Advisors. Certain additional important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements can be found in the “Risk Factors” and “Special Note Regarding Forward Looking Statements” sections included in LPL Financial’s most recent Annual Report on Form 10-K. Except as required by law, LPL Financial does not undertake to update any particular forward-looking statement included in this document as a result of developments occurring after the date of this press release.

Financial and Legal Advisors to the Transaction

Morgan Stanley & Co. LLC acted as exclusive financial advisor to LPL, with Allen Overy Shearman Sterling LLP serving as LPL’s legal counsel. Goldman Sachs & Co. LLC acted as exclusive financial advisor to Commonwealth, with Ropes & Gray LLP serving as Commonwealth’s legal counsel.

Contacts

Media Relations

Media.relations@LPLFinancial.com

Investor Relations

investor.relations@lplfinancial.com